                                                                     Exhibit 1.2

ERNST & YOUNG


                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form F-3 No. 333-13642) of STELMAR SHIPPING LTD. and in the related Prospectus of our report dated February 5, 2003, with respect to the consolidated financial statements and schedule of STELMAR SHIPPING LTD. included in the Annual Report filed under Form 6-K for the year ended December 31, 2002.


Ernst & Young

Athens, Greece
March 24, 2003